Pledge and Security Agreement

This Pledge and Security Agreement (this “Agreement”), dated as of March 12, 2018, is made by and among CYNERGISTEK, INC., a Delaware corporation (the “Borrower”), the other Persons parties hereto from time to time (each, a “Guarantor” and together with the Borrower, each, a “Debtor”, and collectively, the “Debtors”), and BMO HARRIS BANK N.A., a national banking association (“Bank”).

Preliminary Statement

A.The Debtors have requested that Bank extend credit or otherwise make financial accommodations available to or for the account of the Borrower pursuant to that certain Credit Agreement, dated as of the date hereof, by and among the Debtors and Bank (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

B.As a condition to extending credit or otherwise making financial accommodations available to or for the account of the Borrower, Bank requires, among other things, that each Debtor grant Bank a security interest in such Debtors’ personal property described herein subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the benefits accruing to the Debtors, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Definitions.  All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of Texas as in effect from time to time (“UCC”) shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.  Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Act” has the meaning assigned to such term in Section 10(c) hereof.

“Bankruptcy Code” means title 11, United States Code, as amended from time to time, and any successor statute thereto.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. Sec. 1 et seq.).

“Excluded Swap Obligation” means any Swap Obligation of any Debtor if, and to the extent that, all or a portion of the guarantee of any Guarantor of such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of the undersigned’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee is or becomes illegal.

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“Permitted Liens” means Liens expressly permitted under Section 7.2 of the Credit Agreement.

“Pledged Collateral” means:

(a)the Pledged Shares and the certificates representing the Pledged Shares, all of the Debtors’ rights, powers and remedies under the limited liability company operating agreement of each of the Pledged Entities that are limited liability companies and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and/or the foregoing; and

(b)any additional shares of capital stock or other equity interests of a Pledged Entity from time to time acquired by any Debtor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests; and

(c)the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness; and

(d)all additional Indebtedness for Borrowed Money and all other debt arising after the date hereof and owing to any Debtor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of that Pledged Indebtedness.

“Pledged Entity” means an issuer of Pledged Shares or Pledged Indebtedness.

“Pledged Indebtedness” means the Indebtedness for Borrowed Money and all other debt evidenced by promissory notes and instruments listed on Part B of Schedule E hereto;

“Pledged Shares” means those shares listed on Part A of Schedule E hereto.

“Receivables” means all rights to the payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an Account, Chattel Paper, Instrument, General Intangible or otherwise.

“Swap Obligation” means any obligation of any Debtor to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

Section 2.Grant of Security Interest.  Each Debtor hereby grants to Bank a lien on and security interest in, and acknowledges and agrees that Bank has and shall continue to have a continuing lien on and security interest in, all right, title, and interest of such Debtor, whether now owned or existing or hereafter created, acquired, or arising, in and to all of the assets and properties of such Debtor, including, without limitation, the following (collectively, the “Collateral”):

(a)Accounts;

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(b)Chattel Paper;

(c)Instruments (including Promissory Notes);

(d)Documents;

(e)General Intangibles (including Payment Intangibles and Software, patents, trademarks, tradestyles, copyrights, and all other intellectual property rights, including all applications, registration, and licenses therefor, and all goodwill of the business connected therewith or represented thereby);

(f)LetterofCredit Rights;

(g)Supporting Obligations;

(h)Deposit Accounts;

(i)Pledged Collateral and other Investment Property (including all certificated and uncertificated Securities, Securities Accounts, Security Entitlements, Commodity Accounts, and Commodity Contracts);

(j)Goods, Fixtures, Inventory and Equipment (including all software, whether or not the same constitutes embedded software, used in the operation thereof);

(k)Commercial Tort Claims (as described on Schedule F hereto or on one or more supplements to this Agreement);

(l)Rights to merchandise and other Goods (including rights to returned or repossessed Goods and rights of stoppage in transit) which are represented by, arise from, or relate to any of the foregoing;

(m)Monies, personal property, and interests in personal property of such Debtor of any kind or description now held by Bank or at any time hereafter transferred or delivered to, or coming into the possession, custody, or control of, Bank, or any agent or affiliate of Bank, whether expressly as collateral security or for any other purpose (whether for safekeeping, custody, collection or otherwise), and all dividends and distributions on or other rights in connection with any such property;

(n)Supporting evidence and documents relating to any of the abovedescribed property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of such Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes, and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, and cabinets in which the same are reflected or maintained;

(o)Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

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(p)Proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof.

Section 3.Obligations Hereby Secured.  The lien and security interest herein granted and provided for is made and given to secure, and shall secure, the payment and performance of (a) any and all indebtedness, obligations, and liabilities of whatsoever kind and nature of the Borrower to Bank or any affiliate of Bank (whether arising before or after the filing of a petition in bankruptcy and including, without limitation, interest which but for the filing of a petition in bankruptcy would accrue on such obligations) pursuant to the Credit Agreement or any other Loan Document, whether direct or indirect, absolute or contingent, due or to become due, and whether now existing or hereafter arising and howsoever held, evidenced, or acquired, and whether several, joint or joint and several (collectively, the “Borrower Debt”), (b) any and all indebtedness, obligations, and liabilities of the Guarantors to Bank or any affiliate of Bank (whether arising before or after the filing of a petition in bankruptcy and including, without limitation, interest which but for the filing of a petition in bankruptcy would accrue on such obligations) under or related to each guaranty by the Guarantors of all or any part of the Borrower Debt, whether such indebtedness, obligations, and liabilities of the Guarantors are due or to become due, and whether now existing or hereafter arising and whether several, joint or joint and several, and (c) any and all expenses and charges, legal or otherwise, suffered or incurred by Bank or any affiliate of Bank in collecting or enforcing the Borrower Debt or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the foregoing being hereinafter referred to collectively as the “Obligations”).

Notwithstanding the foregoing, the term “Obligations” shall not include, and the lien and security interest herein granted and provided for by any Debtor does not secure, Excluded Swap Obligations.

Section 4.Covenants, Agreements, Representations and Warranties.  Each Debtor hereby covenants and agrees with, and represents and warrants to, Bank that:

(a)Each Debtor is a corporation, limited liability company, or limited partnership, as applicable, duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. No Debtor shall change its jurisdiction of organization without Bank’s prior written consent (which shall not be unreasonably withheld).  Each Debtor is the sole and lawful owner of the Collateral purported to be owned by it, and has full right, power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for.  The execution and delivery of this Agreement, and the observance and performance of each of the matters and things herein set forth, will not (i) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon any Debtor or any provision of any Debtor’s organizational documents (e.g., charter, articles or certificate of incorporation and bylaws, articles or certificate of formation and limited liability company operating agreement, partnership agreement, or similar organizational documents) or any covenant, indenture or agreement of or affecting any Debtor or any of its property or (ii) result in the creation or imposition of any lien or encumbrance on any property of any Debtor except for the lien and security interest granted to Bank.  Other than as contemplated by this Agreement or the Credit Agreement, no material consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (A) for the pledge by the Debtors of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Debtors, or (B) for the exercise by Bank of the voting or other rights provided for in

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this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(b)Each Debtor’s chief executive office and principal place of business is at, and each Debtor keeps and shall keep all of its books and records relating to Receivables at, the addresses listed on Schedule A; such Debtor has no other executive offices or places of business other than those listed on Schedule A.  The Collateral is and shall remain in the Debtors’ possession or control at the locations listed under Item 2 on Schedule A attached hereto (collectively, the “Permitted Collateral Locations”). If for any reason any Collateral is at any time kept or located at a location other than a Permitted Collateral Location, Bank shall nevertheless have and retain a lien on and security interest therein. The Debtors own, and shall at all times own, all Permitted Collateral Locations, except to the extent otherwise disclosed under Item 2 on Schedule A.  No Debtor shall move its chief executive office or maintain a place of business at a location other than those specified under Item 1 on Schedule A or permit the Collateral to be located at a location other than those specified under Item 2 on Schedule A, in each case without first providing Bank 30 days’ prior written notice of such Debtor’s intent to do so or otherwise with Bank’s prior written consent; provided that such Debtor shall at all times maintain its chief executive office and, unless otherwise specifically agreed to in writing by Bank, Permitted Collateral Locations in the United States of America and, with respect to any new chief executive office or place of business or location of Collateral, such Debtor shall have taken all action requested by Bank to maintain the lien and security interest of Bank in the Collateral at all times fully perfected and in full force and effect.

(c)The Debtors’ legal names and jurisdictions of organization are correctly set forth in the first paragraph of this Agreement.  No Debtor has transacted business at any time during the immediately preceding fiveyear period, and no Debtor currently transacts business, under any other legal names or trade names other than the prior legal names and trade names (if any) set forth on Schedule B attached hereto.  No Debtor shall change its legal name or transact business under any other trade name without first giving 30 days’ prior written notice of its intent to do so to Bank.

(d)The Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics’, laborers’ and statutory liens), attachments, levies, and encumbrances of every kind, nature and description, whether voluntary or involuntary, except for the lien and security interest of Bank therein and the other Permitted Liens.  Each Debtor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to Bank.

(e)Each Debtor shall promptly pay when due all taxes, assessments and governmental charges and levies upon or against such Debtor or any of the Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure or other realization upon any of the Collateral and preclude material interference with the operation of such Debtor’s business in the ordinary course, and such Debtor shall have established adequate reserves therefor.

(f)No Debtor shall use, manufacture, sell, or distribute any Collateral in violation of any statute, ordinance, or other governmental requirement.  No Debtor shall waste or destroy the Collateral or

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any part thereof or be negligent in the care or use of any Collateral.  Each Debtor shall perform its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that Bank has no responsibility to perform such obligations.

(g)Subject to Sections 5(b), 7(b), 7(c), and 8(c) hereof, no Debtor shall, without Bank’s prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein.

(h)Each Debtor shall at all times insure the Collateral in the amounts and in the manner required by the Credit Agreement.  In case of any material loss, damage to or destruction of the Collateral or any part thereof, the Debtors, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at the Debtors’ cost and expense, shall promptly repair or replace the Collateral so lost, damaged, or destroyed, except to the extent such Collateral (i) prior to its loss, damage, or destruction, had become uneconomical, obsolete or worn out and (ii) is not necessary for or of material importance to the proper conduct of such Debtor’s business in the ordinary course.  In the event any Debtor shall receive any proceeds of such insurance, then, solely to the extent such Debtor does not use the proceeds so received either to repair or to replace the Collateral relating to such proceeds in accordance with the terms hereof and of Section 2.8(b)(i) of the Credit Agreement and the proceeds exceed $100,000 in the aggregate in any Fiscal Year, such Debtor shall promptly pay over such proceeds to Bank.  In the event Bank shall receive any proceeds of such insurance, so long as no Event of Default is then in existence and is continuing and such proceeds are not required to paid to Bank for application to the Loans hereunder or under the Credit Agreement, Bank shall promptly pay over such proceeds to the relevant Debtor.  Each Debtor hereby authorizes Bank, at Bank’s option, to adjust, compromise and settle any losses under any insurance afforded at any time during the existence of any Default or Event of Default, and each Debtor does hereby irrevocably constitute Bank, and each of its nominees, officers, agents, attorneys, and any other person whom Bank may designate, as such Debtor’s attorneysinfact, with full power and authority to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance.  Unless Bank elects to adjust, compromise or settle losses as aforesaid, any adjustment, compromise and/or settlement of any losses under any insurance shall be made by the Debtors subject to final approval of Bank (regardless of whether or not an Event of Default shall have occurred) in the case of losses exceeding $100,000 in the aggregate for all such losses.  Net insurance proceeds received by Bank under the provisions hereof or under any policy of insurance covering the Collateral or any part thereof shall be applied in accordance with the terms and provisions of the Credit Agreement. All insurance proceeds shall be subject to the lien and security interest of Bank hereunder.

UNLESS THE DEBTORS PROVIDE BANK WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, BANK MAY PURCHASE INSURANCE AT THE DEBTORS€ EXPENSE TO PROTECT BANK€lS INTERESTS IN THE COLLATERAL.  THIS INSURANCE MAY, BUT NEED NOT, PROTECT THE DEBTORS€ INTERESTS IN THE COLLATERAL.  THE COVERAGE PURCHASED BY BANK MAY NOT PAY ANY CLAIMS THAT ANY DEBTOR MAKES OR ANY CLAIM THAT IS MADE AGAINST ANY DEBTOR IN CONNECTION WITH THE COLLATERAL.  THE DEBTORS MAY LATER CANCEL ANY SUCH INSURANCE PURCHASED BY BANK, BUT ONLY AFTER PROVIDING BANK WITH EVIDENCE THAT THE DEBTORS HAVE OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT.

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IF BANK PURCHASES THIRD PARTY INSURANCE FOR THE COLLATERAL, THE DEBTORS WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER THIRD PARTY CHARGES THAT BANK MAY INCUR IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE.  THE COSTS OF THE INSURANCE MAY BE ADDED TO THE OBLIGATIONS SECURED HEREBY.  THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE THE DEBTORS MAY BE ABLE TO OBTAIN ON THEIR OWN.

(i)Each Debtor shall at all times allow Bank and its representatives free access to and right of inspection of the Collateral as provided in the Credit Agreement.

(j)If Collateral with a value in excess of $250,000 in the aggregate for all such Collateral is in the possession or control of any Debtor’s agents or processors and Bank so requests, such Debtor agrees to notify such agents or processors in writing of Bank’s security interest therein and instruct them to hold all such Collateral for Bank’s account and subject to Bank’s instructions in accordance with this Agreement.  Each Debtor shall, upon the request of Bank, authorize and instruct all bailees and other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping or transferring all or any part of the Collateral to permit Bank and its representatives to examine and inspect any of the Collateral then in such party’s possession and to verify from such party’s own books and records any information concerning the Collateral or any part thereof which Bank or its representatives may reasonably seek to verify.  As to any premises not owned by any Debtor wherein Collateral with a value in excess of $250,000 in the aggregate for all such Collateral is located, such Debtor shall, at Bank’s reasonable request, cause each party having any right, title or interest in, or lien on, any of such premises to enter into an agreement (any such agreement to contain a legal description of such premises) whereby such party disclaims any right, title and interest in, and lien on, the Collateral and allows the removal of such Collateral by Bank and is otherwise in form and substance reasonably acceptable to Bank.

(k)Each Debtor agrees from time to time to deliver to Bank such evidence of the existence, identity and location of the Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by such Debtor, copies of customer invoices or the equivalent and original shipping or delivery receipts for all merchandise and other goods sold or leased or services rendered, together with such Debtor’s warranty of the genuineness thereof, and reports stating the book value of Inventory and Equipment by major category and location), in each case as Bank may reasonably request.  Bank shall have the right to take reasonable measures to verify all or any part of the Collateral in any manner, and through any medium, which Bank considers appropriate (including, without limitation, the verification of Collateral by use of a fictitious name), and each Debtor agrees to furnish all assistance and information, and perform any acts, which Bank may reasonably require in connection therewith.  The Debtors shall promptly notify Bank of any material Collateral which the Debtors have determined to have been rendered obsolete, stating the prior book value of such Collateral, its type and location.

(l)Each Debtor shall comply with the terms and conditions of all leases, easements, rightofway agreements and other similar agreements binding upon such Debtor or affecting the Collateral or any part thereof, and all orders, ordinances, laws and statutes of any city, state or other governmental entity, department, or agency having jurisdiction with respect to the premises wherein such Collateral is located or the conduct of business thereon other than as could not reasonably be expected to

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have a Material Adverse Effect.

(m)Schedule C attached hereto contains a true, complete, and current listing of all patents, trademarks, tradestyles, copyrights, and other intellectual property rights (including all registrations and applications therefor) owned by each Debtor as of the date hereof that are registered with any Governmental Authority.  The Debtors shall promptly notify Bank in writing of any additional intellectual property rights acquired or arising after the date hereof that are registered with any Governmental Authority, and shall submit to Bank a supplement to Schedule C to reflect such additional rights (provided the Debtors’ failure to do so shall not impair Bank’s security interest therein).  Each Debtor owns or possesses rights to use all franchises, licenses, patents, trademarks, trade names, tradestyles, copyrights, and rights with respect to the foregoing which are required to conduct its business.  No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and no Debtor is liable to any person for infringement under applicable law with respect to any such rights as a result of its business operations other than as could not reasonably be expected to have a Material Adverse Effect.

(n)To each of the Debtor’s knowledge, Schedule F attached hereto contains a true, complete and current listing of all Commercial Tort Claims with a value in excess of $250,000 in the aggregate held by it as of the date hereof, each described by reference to the specific incident giving rise to the claim.  The Debtors agree to execute and deliver to Bank a supplement to this Agreement in the form attached hereto as Schedule G, or in such other form acceptable to Bank, promptly upon becoming aware of any other Commercial Tort Claim that causes the value of all Commercial Tort Claims to exceed $250,000 in the aggregate held or maintained by any Debtor arising after the date hereof (provided the Debtors’ failure to do so shall not impair Bank’s security interest therein).

(o)Each Debtor agrees to execute and deliver to Bank such further agreements, assignments, instruments, and documents and to do all such other things as Bank may reasonably deem necessary or appropriate to assure Bank its lien and security interest hereunder, including, without limitation, (i) such financing statements, and amendments thereof or supplements thereto, and such other instruments and documents as Bank may from time to time reasonably require in order to comply with the UCC and any other applicable law, (ii) such agreements with respect to patents, trademarks, copyrights, and similar intellectual property rights as Bank may from time to time reasonably require to comply with the filing requirements of the United States Patent and Trademark Office and the United States Copyright Office, and (iii) such control agreements with respect to Deposit Accounts, Investment Property, LetterofCredit Rights, and electronic Chattel Paper, and to cause the relevant depository institutions, financial intermediaries, and issuers to execute and deliver such control agreements, as Bank may from time to time require; provided that so long as the Debtors are in compliance with Section 6.12(d) of the Credit Agreement, no such control agreements will be required.  Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by Bank without notice thereof to any Debtor wherever Bank in its sole discretion desires to file the same.  Each Debtor hereby authorizes Bank to file any and all financing statements covering the Collateral or any part thereof as Bank may reasonably require, including financing statements describing the Collateral as “all assets” or “all personal property” or words of like meaning.  Bank may order lien searches from time to time, in its reasonable discretion, against the Debtors and the Collateral, and the Debtors shall, jointly and severally, promptly reimburse Bank for all third party costs and expenses incurred in connection with such lien searches.  In the event for any reason

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the law of any jurisdiction other than Texas becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as Bank reasonably deems necessary or appropriate to preserve, protect, and enforce the lien and security interest of Bank under the law of such other jurisdiction.  Each Debtor agrees to mark its books and records to reflect the lien and security interest of Bank in the Collateral.

(p)On failure of any Debtor to perform any of the covenants and agreements herein contained, Bank may, at its option, perform the same and in so doing may expend such sums as Bank may deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which Bank may be compelled to make by operation of law or which Bank may make by agreement or otherwise for the protection of the security hereof.  All such sums and amounts so expended shall be repayable by the Debtors immediately without notice or demand, shall constitute additional Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum determined by adding 2.0% to the sum of the Applicable Margin and the Base Rate (the “Default Rate”).  No such performance of any covenant or agreement by Bank on behalf of any Debtor, and no such advancement or expenditure therefor, shall relieve any Debtor of any default under the terms of this Agreement or in any way obligate Bank to take any further or future action with respect thereto.  Bank, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim.  Bank is hereby authorized to charge any account of any Debtor maintained with Bank for the amount of such sums and amounts so expended.

Section 5.Special Provisions Re: Receivables.

(a)As of the time any Receivable becomes subject to the security interest provided for hereby, and at all times thereafter, each Debtor shall be deemed to have warranted as to each and all of such Receivables (i) that all warranties of such Debtor set forth in this Agreement are, with respect to each such Receivable, true and correct in all respects (or in all material respects if such warranty is not by its terms already qualified as to materiality); (ii) that each Receivable and, to such Debtor’s knowledge, all papers and documents relating thereto, are genuine and in all material respects what they purport to be; (iii) that each Receivable is valid and subsisting; (iv) that no such Receivable is evidenced by any Instrument (other than a Check) or Chattel Paper unless such Instrument or Chattel Paper has been endorsed by the applicable Debtor and delivered to Bank (except to the extent Bank specifically requests such Debtor not to do so with respect to any such Instrument or Chattel Paper); (v) that the amount of the Receivable represented as owing is the correct amount actually and unconditionally owing, except for normal cash discounts on normal trade terms in the ordinary course of business; and (vi) that, to such Debtor’s knowledge, the amount of such Receivable represented as owing is not disputed and is not subject to any setoffs, credits, deductions or countercharges other than those arising in the ordinary course of such Debtor’s business or as otherwise disclosed to Bank.  Without limiting the foregoing, if Receivables arising out of contracts with the United States of America, or any state or political subdivision thereof, or any department, agency or instrumentality of any of the foregoing, with a value in excess of $250,000 in the aggregate, the Debtors agree to notify Bank and execute whatever instruments

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and documents are required by Bank in order that such Receivable shall be assigned to Bank and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute) or any similar state or local statute, as the case may be.

(b)Unless and until an Event of Default occurs, any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by the Debtors in the ordinary course of its business as presently conducted in accordance with Section 7(b) hereof; and, during the existence of any Event of Default that is continuing, such merchandise and other goods shall be set aside at the reasonable request of Bank and held by the Debtors as trustee for Bank and shall remain part of Bank’s Collateral.  Unless and until an Event of Default occurs and is continuing, each Debtor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business as presently conducted for amounts and on terms which such Debtor in good faith considers advisable; and, during the existence of any Event of Default that is continuing, the Debtors shall notify Bank promptly of all returns and recoveries and, on Bank’s reasonable request, deliver any such merchandise or other goods to Bank.  During the existence of any Event of Default that is continuing, the Debtors shall also notify Bank promptly of all disputes and claims and settle or adjust them at no expense to Bank, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by any Debtor without Bank’s consent.  Bank may, at all times during the existence of any Event of Default that is continuing, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which Bank considers advisable acting reasonably and in good faith.

(c)Unless delivered to Bank or its agent, all tangible Chattel Paper and Instruments in an amount exceeding $50,000 per any tangible Chattel Paper or Instrument, as applicable, or $250,000 in the aggregate for all such tangible Chattel Paper and Instruments, shall contain a legend acceptable to Bank indicating that such Chattel Paper or Instrument is subject to the security interest of Bank contemplated by this Agreement.

Section 6.Collection of Receivables.

(a)Except as otherwise provided in this Agreement, the Debtors shall make collection of all Receivables and may use the same to carry on their business in accordance with sound business practice and otherwise subject to the terms hereof.

(b)If an Event of Default has occurred and is continuing, in the event Bank requests any Debtor to do so:

(i)all Instruments and Chattel Paper at any time constituting part of the Receivables or any other Collateral (including any postdated checks) shall, upon receipt by any Debtor, be promptly endorsed to and deposited with Bank; and/or

(ii)such Debtor shall promptly instruct all customers and account debtors to remit all payments in respect of such Receivables or any other such Collateral to a lockbox or lockboxes under the sole custody and control of Bank and which are maintained in post office(s) selected by Bank.

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(c)If an Event of Default has occurred and is continuing, Bank or its designee may notify any Debtor’s customers and account debtors at any time that Receivables or any other Collateral have been assigned to Bank or of Bank’s security interest therein, and either in its own name, or such Debtor’s name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 6(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables or any other Collateral, and in Bank’s discretion file any claim or take any other action or proceeding which Bank may deem necessary or appropriate to protect or realize upon the security interest of Bank in the Receivables or any other Collateral.

(d)Any proceeds of Receivables or other Collateral transmitted to or otherwise received by Bank pursuant to any of the provisions of Sections 6(b) or 6(c) hereof may be handled and administered by Bank in and through a remittance account at Bank, and each Debtor acknowledges that the maintenance of such remittance account by Bank is solely for Bank’s convenience and that no Debtor has any right, title or interest in such remittance account or any amounts at any time standing to the credit thereof. Bank may, after a Default or Event of Default has occurred and is continuing, apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order and at such intervals as Bank may from time to time in its discretion determine, but not less often than once each week.  Bank need not apply or give credit for any item included in proceeds of Receivables or other Collateral until Bank has received final payment therefor at its office in cash or final solvent credits, acceptable to Bank as such.  However, if Bank does give credit for any item prior to receiving final payment therefor and Bank fails to receive such final payment or an item is charged back to Bank for any reason, Bank may at its election in either instance charge the amount of such item back against the remittance account or any account of any Debtor maintained with Bank, together with interest thereon at the Default Rate.  Concurrently with each transmission of any proceeds of Receivables or other Collateral to the remittance account, the Debtors shall furnish Bank with a report in such form as Bank shall require identifying the particular Receivable or other Collateral from which the same arises or relates.  Unless and until an Event of Default or an event or condition which with the lapse of time or the giving of notice, or both, would constitute an Event of Default shall have occurred and be continuing, Bank will release proceeds of Collateral which Bank has not applied to the Obligations as provided above from the remittance account from time to time, but not less often than once per week.  Each Debtor, jointly and severally, hereby agrees to indemnify Bank from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys’ fees suffered or incurred by Bank because of the maintenance of the foregoing arrangements INCLUDING ITS OWN ORDINARY NEGLIGENCE; provided, however, that no Debtor shall be required to indemnify Bank for any of the foregoing to the extent they arise solely from its gross negligence or willful misconduct.  Bank shall have no liability or responsibility to any Debtor for accepting any check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

Section 7.Special Provisions Re: Inventory and Equipment.

(a)Each Debtor shall at its own cost and expense maintain, keep and preserve the Inventory in good and merchantable condition and keep and preserve the Equipment in good repair, working order and condition, ordinary wear and tear excepted, and, without limiting the foregoing, make all necessary and

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proper repairs, replacements and additions to the Equipment so that the efficiency thereof shall be fully preserved and maintained.

(b)Each Debtor may, until otherwise notified by Bank, use, consume and sell the Inventory in the ordinary course of its business, but a sale in the ordinary course of business shall not under any circumstance include any transfer or sale in satisfaction, partial or complete, of a debt owing by such Debtor.

(c)Each Debtor may, until otherwise notified by Bank, sell obsolete, worn out or unusable Equipment which is concurrently replaced with similar Equipment at least equal in quality and condition to that sold and owned by such Debtor free of any lien, charge or encumbrance other than the security interest granted hereby.

(d)As of the time any Inventory or Equipment becomes subject to the security interest provided for hereby and at all times thereafter, each Debtor shall be deemed to have warranted as to any and all of such Inventory and Equipment that all warranties of such Debtor set forth in this Agreement with respect to such Inventory and Equipment are true and correct in all respects (or in all material respects if such warranty is not by its terms already qualified as to materiality); that all of such Inventory and Equipment is located at a location set forth pursuant to Section 4(b) hereof; and that, in the case of Inventory, such Inventory is new and unused and in good and merchantable condition.  Each Debtor warrants and agrees that no Inventory is or will be consigned to any other person without Bank’s prior written consent.

(e)The Debtors shall at their own cost and expense cause the lien of Bank in and to any portion of Collateral with a value in excess of $250,000 in the aggregate for all such Collateral subject to a certificate of title law to be duly noted on such certificate of title or to be otherwise filed in such manner as is prescribed by law in order to perfect such lien and shall cause all such certificates of title and evidences of lien to be deposited with Bank.

(f)Except for Equipment from time to time located on the real estate described on Schedule D attached hereto and as otherwise disclosed to Bank in writing, none of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

(g)If any of the Inventory with value in excess of $250,000 in the aggregate for all such Inventory is at any time evidenced by a document of title, such document shall be promptly delivered by the applicable Debtor to Bank except to the extent Bank specifically requests such Debtor not to do so with respect to any such document.

Section 8.Special Provisions Re: Pledged Collateral, Investment Property and Deposits.

(a)Unless and until an Event of Default has occurred and is continuing and thereafter until notified to the contrary by Bank pursuant to Section 10(d) hereof:

(i)the Debtors shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document or adverse to Bank; provided, however, that no vote shall be cast, and no consent shall be given or action

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taken, which would have the effect of impairing the position or interest of Bank in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

(A)the dissolution or liquidation, in whole or in part, of a Pledged Entity;

(B)the consolidation or merger of a Pledged Entity with any other Person;

(C)the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of Bank;

(D)any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional Equity Interests; or

(E)the alteration of the voting rights with respect to the Equity Interests of a Pledged Entity; and

(ii) (A) the Debtors shall be entitled, from time to time, to collect and receive for their own use all cash dividends and interest paid in respect of the Pledged Shares and Pledged Indebtedness to the extent not in violation of the Credit Agreement other than any and all: (x) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (y) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (z) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

(B)all dividends and interest (other than such cash dividends and interest as are permitted to be paid to the Debtors in accordance with clause (A) above) and all other distributions in respect of any of the Pledged Shares or Pledged Indebtedness, whenever paid or made, shall be delivered to Bank to hold as Pledged Collateral and shall, if received by any Debtor, be received in trust for the benefit of Bank, be segregated from the other property or funds of the Debtors, and be forthwith delivered to Bank as Pledged Collateral in the same form as so received (with any necessary endorsement).

(b)All Pledged Collateral and all other Investment Property (including all securities, certificated or uncertificated, deposit accounts, securities accounts and commodity accounts) of each Debtor on the date hereof is listed and identified on Schedule E attached hereto and made a part hereof. All certificates and all promissory notes and instruments evidencing the Pledged Collateral shall be delivered to and held by Bank pursuant hereto.  All Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Bank and all promissory notes or other instruments evidencing the Pledged Indebtedness shall be

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endorsed by the Debtors.  The Debtors shall promptly notify Bank of any other Investment Property acquired or maintained by the Debtors after the date hereof, and shall submit to Bank a supplement to Schedule E to reflect such additional rights (provided the applicable Debtor’s failure to do so shall not impair Bank’s security interest therein).  Certificates for all certificated securities now or at any time constituting Investment Property shall be promptly delivered by the applicable Debtor to Bank duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto including, without limitation, all stock received in respect of a stock dividend or resulting from a splitup, revision or reclassification of the Investment Property or any part thereof or received in addition to, in substitution of or in exchange for the Investment Property or any part thereof as a result of a merger, consolidation or otherwise.  With respect to any uncertificated securities or any Investment Property held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, unless Bank requests otherwise, the applicable Debtor shall execute and deliver, and shall cause any such issuer or intermediary to execute and deliver, an agreement among such Debtor, Bank, and such issuer or intermediary in form and substance reasonably satisfactory to Bank which provides, among other things, for the issuer’s or intermediary’s agreement that it shall comply with entitlement orders, and apply any value distributed on account of any such Investment Property, as directed by Bank without further consent by any Debtor. Bank may at any time, upon the occurrence of any Default or Event of Default, cause to be transferred into its name or the name of its nominee or nominees all or any part of the Investment Property hereunder.

(c)Unless and until a Default or an Event of Default has occurred and is continuing, the Debtors may sell or otherwise dispose of any Investment Property, provided that the Debtors shall not sell or otherwise dispose of any capital stock of or other equity interests in any direct or indirect subsidiary without the prior written consent of Bank. After the occurrence and during the continuing of any Default or Event of Default or of any event or condition which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, no Debtor shall sell all or any part of the Investment Property without the prior written consent of Bank.

(d)Each Debtor represents and warrants that:

(i)All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non assessable and the Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligation of, the applicable Pledged Entity, and no such Pledged Entity is in default thereunder;

(ii)None of the Pledged Shares or Pledged Indebtedness have been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject and none of the Pledged Shares or Pledged Indebtedness are subject to any restrictions or limitations on the sale or divestiture thereof;

(iii)All of the Pledged Shares are presently owned by the Debtors, and are presently represented by the certificates listed on Part A of Schedule E hereto in the amounts and percentages set forth thereon.  As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

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(iv)On the date of this Agreement, none of the Investment Property consists of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) except to the extent such Debtor has delivered to Bank a duly executed and completed Form U1 with respect to such stock.  If at any time the Investment Property or any part thereof consists of margin stock, the applicable Debtor shall promptly so notify Bank and deliver to Bank a duly executed and completed Form U1 and such other instruments and documents reasonably requested by Bank in form and substance satisfactory to Bank;

(v)The pledge, assignment and delivery of the Pledged Collateral (together with duly executed instruments of transfer or assignment in blank and appropriate endorsements) pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in favor of Bank in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien;

(vi)The Pledged Shares constitute 100% of the issued and outstanding Equity Interests of each Pledged Entity; and

(vii)Except as disclosed on Part B of Schedule E, none of the Pledged Indebtedness is subordinated in right of payment to other Indebtedness for Borrowed Money (except for the Secured Obligations) or subject to the terms of an indenture.

(e)Notwithstanding anything to the contrary contained herein, in the event any Investment Property is subject to the terms of a separate security agreement in favor of Bank, the terms of such separate security agreement shall govern and control unless otherwise agreed to in writing by Bank.

(f)All Deposit Accounts of each Debtor on the date hereof are listed and identified (by account number and depository institution) on Schedule E attached hereto and made a part hereof. The Debtors shall not open or maintain any other Deposit Account with any depository institution other than Bank, without the prior written consent of Bank or as permitted under Section 6.12(d) of the Credit Agreement.  If Bank consents to the establishment and maintenance of any Deposit Account maintained by a depository institution other than Bank (other than deposit accounts permitted under Section 6.12(d) of the Credit Agreement), the applicable Debtor, the depository institution, and Bank shall execute and deliver an account control agreement in form and substance satisfactory to Bank which provides, among other things, for the depository institution’s agreement that it will comply with instructions originated by Bank directing the disposition of the funds in the Deposit Account without further consent by such Debtor.

(g)Each Debtor will, upon obtaining ownership of any additional Equity Interests or promissory notes or instruments of a Pledged Entity or Equity Interests or promissory notes or instruments otherwise required to be pledged to Bank pursuant to any of the Loan Documents, which Equity Interests, notes or instruments are not already Pledged Collateral, promptly (and in any event within 5 Business Days) deliver to Bank a supplement to this Agreement in the form attached hereto as Schedule H, or in such other form acceptable to Bank, in respect of any such additional Equity Interests, notes or instruments, pursuant to which any Debtor shall pledge to Bank all of such additional Equity Interests, notes and instruments.  Each Debtor hereby agrees that all Pledged Shares and Pledged Indebtedness listed on any such supplement delivered to Bank shall be considered Pledged Collateral for all purposes hereunder.

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Section 9.Power of Attorney; Proxy.

(a)In addition to any other powers of attorney contained herein, each Debtor hereby appoints Bank, its nominee, and any other person whom Bank may designate, as such Debtor’s attorneyinfact, with full power and authority while any Event of Default exists and is continuing: (a) to sign such Debtor’s name on verifications of Receivables and other Collateral; (b) to send requests for verification of Collateral to such Debtor’s customers, account debtors and other obligors; (c) to endorse such Debtor’s name on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into Bank’s possession or on any assignments, stock powers, or other instruments of transfer relating to the Collateral or any part thereof; (d) to sign such Debtor’s name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; (e) to notify the post office authorities to change the address for delivery of such Debtor’s mail to an address designated by Bank; (f) to receive, open and dispose of all mail addressed to such Debtor; and (g) to do all things necessary to carry out this Agreement.  Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither Bank nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct.  Bank may file one or more financing statements disclosing its security interest in any or all of the Collateral without any Debtor’s signature appearing thereon.  Each Debtor also hereby grants Bank a continuing power of attorney to execute any such financing statements, or amendments and supplements to financing statements, on behalf of such Debtor without notice thereof to such Debtor.  The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been paid in full, in cash and satisfied and all agreements of Bank to extend credit to or for the account of the Borrower have expired or otherwise have been terminated.

(b)EACH DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS BANK AS THE PROXY AND ATTORNEY IN FACT OF SUCH DEBTOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO, IN EACH CASE, ON THE TERMS AND SUBJECT TO THE CONDITIONS HEREIN.  THE APPOINTMENT OF BANK AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE.  IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF BANK AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), SO LONG AS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, AND BANK SHALL NOT EXERCISE ANY PROXY OR RIGHTS AS ATTORNEY IN FACT UNLESS SUCH AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING.  NOTWITHSTANDING THE FOREGOING, BANK SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT

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BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

Section 10.Defaults and Remedies.

(a)The occurrence of any “Event of Default” under the Credit Agreement shall constitute an “Event of Default” hereunder.

(b)Upon the occurrence and during the continuation of any Event of Default, Bank shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further Bank may, without demand and without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives, at any time or times, sell and deliver all or any part of the Collateral (and any other property of any Debtor attached thereto or found therein) held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as Bank deems advisable, in its sole discretion.  In addition to all other sums due Bank hereunder, the Debtors, jointly and severally, shall pay Bank all costs and expenses incurred by Bank, including attorneys’ fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against Bank or any Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code (or any successor statute).  Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtors in accordance with Section 13(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided however, no notification need be given to the Debtors if the Debtors have signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition.  Bank shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.  Bank may be the purchaser at any such sale.  Each Debtor hereby waives all of its rights of redemption from any such sale.  Bank may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or Bank may further postpone such sale by announcement made at such time and place.  Bank has no obligation to prepare the Collateral for sale.  Bank may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or the like, and each Debtor acknowledges and agrees that the absence of such warranties shall not render the disposition commercially unreasonable.

(c)If, at any time when Bank shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”) Bank may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Bank may deem necessary or advisable, but subject to the other requirements of this Section 10, and shall not be required to effect such registration or to cause the same to be effected.  Without limiting the generality of the foregoing, in any such event, Bank in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale

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notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof.  In addition to a private sale as provided above in this Section 10, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 10, then Bank shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(i)as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

(ii)as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

(iii)as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about the Debtors and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

(iv)as to such other matters as Bank may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

Each Debtor recognizes that Bank may be unable to effect a public sale of any or all of the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with this clause (c).  Each Debtor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  Bank shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if any Debtor and the Pledged Entity would agree to do so.

(d)Without in any way limiting the foregoing, if an Event of Default exists and is continuing, Bank shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on any Debtor’s premises (each Debtor hereby agreeing to lease such premises without cost or expense to Bank or its designee if Bank so requests) or to remove the Collateral or any part thereof to such other places as Bank may desire.  While an Event of Default exists and is continuing, Bank shall have the right to exercise any and all rights with respect to all Deposit Accounts of any Debtor, including, without limitation, the right to direct the disposition of the

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funds in each Deposit Account and to collect, withdraw and receive all amounts due or to become due or payable under each such Deposit Account.  While an Event of Default exists and is continuing, each Debtor shall, upon Bank’s demand, promptly assemble the Collateral and make it available to Bank at a place designated by Bank.  If Bank exercises its right to take possession of the Collateral, the Debtors shall also at their expense perform any and all other steps requested by Bank to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of Bank, appointing overseers for the Collateral and maintaining Collateral records.

(e)Without in any way limiting the foregoing, while an Event of Default exists and is continuing, all rights of any Debtor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 8(a)(i) hereof and/or to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 8(a)(ii) hereof, shall, at the option of Bank, cease and thereupon become vested in Bank, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Investment Property (including, without limitation, the right to deliver notice of control with respect to any Investment Property held in a securities account or commodity account and deliver all entitlement orders with respect thereto) and/or to receive and retain the distributions which any Debtor would otherwise have been authorized to retain pursuant to Section 8(a)(ii) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any Investment Property as if Bank were the absolute owner thereof.  Without limiting the foregoing, Bank shall have the right to exchange, at its discretion, any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or Bank of any right, privilege or option pertaining to any Investment Property and, in connection therewith, to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Bank may determine.  In the event Bank in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

(f)Without in any way limiting the foregoing, each Debtor hereby grants to Bank a royaltyfree irrevocable license and right to use all of such Debtor’s patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, copyrights, copyright applications, copyright licenses, and similar intangibles in connection with any foreclosure or other realization by Bank on all or any part of the Collateral.  The license and right granted Bank hereby shall be without any royalty or fee or charge whatsoever.

(g)The powers conferred upon Bank hereunder are solely to protect its interest in the Collateral and shall not impose on it any duty to exercise such powers.  Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equivalent to that which Bank accords its own property, consisting of similar type assets, it being understood, however, that Bank shall have no responsibility for ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any such Collateral, whether or not Bank has or is deemed to have knowledge of such matters.  This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of any Debtor in any way related to the Collateral, and Bank shall

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have no duty or obligation to discharge any such duty or obligation.  Bank shall have no responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral or initiating any action to protect the Collateral against the possibility of a decline in market value.  Neither Bank nor any party acting as attorney for Bank shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct.

(h)Failure by Bank to exercise any right, remedy or option under this Agreement or any other agreement between any Debtor and Bank or provided by law, or delay by Bank in exercising the same, shall not operate as a waiver; and no waiver by Bank shall be effective unless it is in writing and then only to the extent specifically stated.  The rights and remedies of Bank under this Agreement shall be cumulative and not exclusive of any other right or remedy which Bank may have.

Section 11.Application of Proceeds.  The proceeds and avails of the Collateral at any time received by Bank after the occurrence and during the continuation of any Event of Default shall, when received by Bank in cash or its equivalent, be applied by Bank as follows:

(a)first, to the payment and satisfaction of all sums paid and costs and expenses incurred by Bank hereunder or otherwise in connection herewith, including such monies paid or incurred in connection with protecting, preserving or realizing upon the Collateral or enforcing any of the terms hereof, including reasonable attorneys’ fees and court costs, together with any interest thereon (but without preference or priority of principal over interest or of interest over principal), to the extent Bank is not reimbursed therefor by the Debtors; and

(b)second, to the payment and satisfaction of the remaining Obligations, whether or not then due (in whatever order Bank elects), both for interest and principal.

The Debtors shall remain, jointly and severally, liable to Bank for any deficiency.  Any surplus remaining after the full payment and satisfaction of the foregoing shall be returned to the Debtors or to whomsoever Bank reasonably determines is lawfully entitled thereto.

Section 12.Continuing Agreement.  This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been paid in full, in cash and satisfied and all agreements of Bank to extend credit to or for the account of the Debtors have expired or otherwise have been terminated.  Upon such termination of this Agreement, Bank shall, upon the request and at the expense of the Debtors, forthwith release its security interest hereunder.

Section 13.Miscellaneous.

(a)This Agreement cannot be changed or terminated orally.  All of the rights, privileges, remedies and options given to Bank hereunder shall inure to the benefit of its successors and assigns, and all the terms, conditions, covenants, agreements, representations and warranties of and in this Agreement shall bind each Debtor and its legal representatives, successors and assigns, provided that no Debtor may assign its rights or delegate its duties hereunder without Bank’s prior written consent.

(b)Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier

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number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the other given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt.  Notices to any Debtor hereunder shall be given to such Debtor, care of the Borrower, at the address of the Borrower and in the manner set forth in Section 9.5 of the Credit Agreement.  Notices to Bank shall be given to Bank at the address of Bank and in the manner set forth in Section 9.5 of the Credit Agreement.

(c)The lien and security interest herein created and provided for stand as direct and primary security from the Guarantors for the Obligations.  No application of any sums received by Bank in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any part thereof shall in any manner entitle any Guarantor to any right, title or interest in or to the Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until all Obligations have been paid in full, in cash and satisfied and all agreements of Bank to extend credit to or for the account of the Borrower have expired or otherwise have been terminated.  Each Guarantor acknowledges that the lien and security interest hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Bank or any other holder of any of the Obligations, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by Bank or any other holder of any of the Obligations of any other security for or guarantors upon any of the Obligations or by any failure, neglect or omission on the part of Bank or any other holder of any of the Obligations to realize upon or protect any of the Obligations or any collateral or security therefor.  The lien and security interest hereof shall not in any manner be impaired or affected by (and Bank, without notice to anyone, is hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations, or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing.  Bank may at its discretion at any time grant credit to the Borrower without notice to the Guarantors in such amounts and on such terms as Bank may elect (all of such to constitute additional Obligations) without in any manner impairing the lien and security interest created and provided for herein.  In order to realize hereon and to exercise the rights granted Bank hereunder and under applicable law, there shall be no obligation on the part of Bank or any other holder of any of the Obligations at any time to first resort for payment to the Borrower or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and Bank shall have the right to enforce this Agreement irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

(d)Any provision of this Agreement which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the enforceability of such provision in any other jurisdiction.  All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable.

(e)This Agreement and any claim, controversy, dispute or cause of action (whether in

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contract, tort or otherwise) based upon, arising out of or relating to this Agreement, and the rights and duties of the parties hereto, shall be governed by and construed and determined in accordance with the internal laws of the State of Texas.

(f)Article and Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

(g)This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, each of which shall constitute an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

(h) (i) EACH DEBTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS SITTING IN DALLAS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF TEXAS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY DEBTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

(ii)EACH DEBTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN CLAUSE (i) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(iii)EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.5 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(i)EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR

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RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signatures Immediately Follow]

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IN WITNESS WHEREOF, each Debtor has caused this Agreement to be duly executed and delivered as of the date and year first above written.

Borrower:

CYNERGISTEK, INC.

By: /s/ Paul T. Anthony

Name: Paul T. Anthony

Title: CFO

Guarantors:

CTEK SECURITY, INC.

By: /s/ Paul T. Anthony

Name: Paul T. Anthony

Title: CFO

CTEK SOLUTIONS, INC.

By: /s/ Paul T. Anthony

Name: Paul T. Anthony

Title: CFO

DELPHIIS, INC.

By: /s/ Paul T. Anthony

Name: Paul T. Anthony

Title: CFO

Signature Page to Pledge and Security Agreement

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BMO HARRIS BANK N.A.

By: /s/ Brian Enzler

Name: Brian Enzler

Title: Managing Director

726830840.4 18564250Signature Page to Pledge and Security Agreement